                                          OPPENHEIMER SPECIAL VALUE FUND
                                     Supplement dated October 10, 2002 to the
                 Statement of Additional Information dated February 28, 2002, revised May 23, 2002

1.       The supplement dated October 7, 2002 is deleted and replaced by this supplement

2.       Class B, Class C, Class N and Class Y shares are not currently available for sale.

3.       The  minimum  initial  purchase  for Class A shares is $25,000 and the minimum  subsequent  investment  is
     $5,000.  The minimum  subsequent  purchase  amount by  AccountLink  is also  $5,000.  The minimum  initial and subsequent purchase amounts for retirement accounts are $5,000.

4.       No  concessions  are  paid to  brokers  and  dealers  for the  sale of  Class A  shares.  The  distributor currently retains the entire sales charge.

5.       No Distribution or Service (12b-1) fee is currently paid on shares of the Fund.

6.       PhoneLink, Internet access and automatic purchase and withdrawal plans are not available.

7.       The section  captioned  "Distribution and Service Plans - Class A Service Plan Fees" on page 37 is revised by adding the  following  to the end of the first  paragraph:  "With  respect to  purchases  of Class A shares subject to a contingent  deferred  sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement accounts"),  the Distributor currently intends to pay the service fee to  Recipients in advance for the first year after the shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes service fee payments to Recipients  quarterly on those shares.  The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by  grandfathered  retirement  accounts are redeemed  during the first year after their  purchase,  the Recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those shares.

8.       The following is added to the Trustee Chart on page 26:

------------------------- ------------------------------------------------------------- ------------ --------------------
Joel W. Motley,           Director (January 2002-present), Columbia Equity Financial
Trustee since 2002        Corp. (privately-held financial adviser); Managing Director
Age: 50                   (January 2002-present), Carmona Motley, Inc.
                          (privately-held financial adviser); Formerly he held the
                          following positions: Managing Director (January
                          1998-December 2001), Carmona Motley Hoffman Inc.                  $01              $01
                          (privately-held financial adviser); Managing Director
                          (January 1992-December 1997), Carmona Motley & Co.
                          (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.
------------------------- ------------------------------------------------------------- ------------ --------------------
1 Mr. Motley was elected as Trustee to the Board I Funds effective October 10, 2002.

9.       The  section  titled  "Additional  Information  About  the  Fund-The  Custodian"  on page 65  deleted  and replaced with the following:

       The Custodian.  Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's  responsibilities include  safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities  to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced  by any banking  relationship  the Custodian may have with the Manager and its affiliates.
       The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal  deposit insurance. Those uninsured balances at times may be substantial.

10.      The Custodian Bank name and address on the back cover is deleted and replaced with the following:

       Citibank, N.A
       111 Wall Street
       New York, New York  10005

October 10, 2002                                                                                PXO595.006